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                                                                  EXHIBIT (j)(2)


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the reference to our Firm name under the caption "Independent Accountants" in the Statement of Additional Information in Post-Effective Amendment No. 29 to the Registration Statement of the Small Capitalization Growth Portfolio of the Glenmede Fund, Inc. on Form N-1A (No. 33-22884).



/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP


Baltimore, Maryland
October 11, 1999